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                            UNITED STATES OF AMERICA
                        BEFORE FEDERAL TRADE COMMISSION

COMMISSIONERS: Robert Pitofsky, Chairman
               Sheila F. Anthony
               Mozelle W. Thompson
               Orson Swindle
               Thomas B. Leary

_________________________________________________
                                                 )
In the matter of                                 )
                                                 )
             America Online, Inc.,               )
                   a corporation,                )
                                                 )        Docket No. C-3989
                     and                         )
                                                 )
              Time Warner Inc.,                  )
                   a corporation.                )
_________________________________________________)

                             ORDER TO HOLD SEPARATE

         The Federal Trade Commission ("Commission") having initiated an investigation of the proposed merger of Respondent America Online, Inc. ("AOL") and Respondent Time Warner Inc. ("Time Warner"), and Respondents having been furnished thereafter with a draft of Complaint that the Bureau of Competition proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge Respondents with violations of Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. 'SS' 45, and Section 7 of the Clayton Act, as amended, 15 U.S.C. 'SS' 18; and

         Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement"), containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

         The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated said Acts, and that a Complaint should







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issue stating its charges in that respect, and having accepted the executed
Consent Agreement and placed such Consent Agreement and the draft of Complaint on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. 'SS' 2.34, the Commission issues its Complaint, and hereby makes the following jurisdictional findings and issues this Order to Hold Separate:

         1. Respondent AOL is a corporation organized, existing and doing business under and by virtue of the laws of the State of Delaware, with its office and principal place of business located at 22000 AOL Way, Dulles, Virginia 20166.

         2. Respondent Time Warner is a corporation organized, existing and doing business under and by virtue of the laws of the State of Delaware, with its office and principal place of business located at 75 Rockefeller Plaza, New York, New York 10019.

         3. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of the Respondents, and the proceeding is in the public interest.

                                     ORDER

                                       I.

         IT IS ORDERED that, as used in this Order to Hold Separate, the following definitions shall apply:

         A. "AOL" means America Online, Inc., its directors, officers, employees, agents, representatives, successors, and assigns; its subsidiaries, divisions, groups and affiliates controlled by America Online, Inc., and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

         B. "Time Warner" means Time Warner Inc., its directors, officers, employees, agents, representatives, successors, and assigns; its subsidiaries, divisions (including, but not limited to, Time Warner Entertainment Company, L.P.), groups and affiliates controlled by Time Warner Inc. and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

         C. "Affiliated Cable Broadband ISP Service" means a Cable Broadband ISP Service Affiliated with Respondent, excluding Road Runner.

         D. "Affiliated" means having an attributable interest as defined in 47 C.F.R. 'SS' 76.501 (and accompanying notes), as that rule read on July 1, 1996.

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         E.   "Alternative Cable Broadband ISP Service Agreement" means an agreement between Respondents and a Non-affiliated ISP to provide Cable Broadband ISP Service on Respondents' Cable Holdings.

         F. "Available" means ready for immediate use at the request of a Subscriber.

         G. "Bandwidth" means the measure, in bits per second, of the speed of data transmission.

         H. "Broadband" means Bandwidth designed to operate at rates greater than 128 kilobits per second.

         I. "Cable Broadband ISP Service" means any ISP Service provided via Broadband over cable.

         J. "Cable Division" means each collection of localized communication networks, comprising one or more cable systems, that transmits multi-channel video, as well as other Content and services, by means of coaxial cables and/or fiber optics, that is located in the United States and is Controlled by Respondents.

         K.   "Commission" means the Federal Trade Commission.

         L. "Consent Agreement" means the Agreement Containing Consent Orders executed by the Respondents in this matter.

         M. "Content" means data packets carrying information including, but not limited to, links, video, audio, text, e-mail, message, interactive signals, and interactive triggers.

         N. "Control" means (1) either (i) holding 50% or more of the outstanding voting securities of a Person or (ii) in the case of a Person that has no outstanding voting securities, having the right to 50% or more of the profits of the Person, or having the right in the event of dissolution to 50% or more of the assets of the Person or (2) having the contractual power presently to designate 50% or more of the directors of a Person that is a corporation, or in the case of unincorporated Persons, of individuals exercising similar functions.

         O. "Decision and Order" means the Decision and Order issued pursuant to the Consent Agreement, and all terms contained therein.

         P. "Earthlink" means Earthlink, Inc., incorporated in Delaware, with its principal place of business located at 1430 West Peachtree Street, Suite 400, Atlanta,

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              Georgia 30309 and its subsidiaries, divisions, groups and
              affiliates controlled by Earthlink, and the successors and assigns of each.

         Q. "Earthlink Agreement" means the High-Speed Service Agreement effective as of November 18, 2000, between Earthlink, Inc., and Time Warner Entertainment Company, L.P.

         R. "Identified Cable Division" means each of the Cable Divisions identified in Appendix A of the Decision and Order, as well as any other Cable Division with 300,000 Subscribers or more, that, after the date Respondents execute the Consent Agreement, is, through acquisition or otherwise, Controlled by Respondents. Any Identified Cable Division shall cease to be an Identified Cable Division for purposes of this Order to Hold Separate upon disposition by Respondents of Respondents' Control over such Identified Cable Division.

         S.   "ISP" means a provider of ISP Service.

         T. "ISP Service" means the provision of connectivity to and services that enable the use of the Internet by an end-user.

         U. "Merger" means the transaction contemplated by the Second Amended and Restated Agreement and Plan of Merger, dated as of January 10, 2000, among AOL Time Warner Inc., America Online, Inc., Time Warner Inc., America Online Merger Sub Inc., and Time Warner Merger Sub Inc.

         V. "Monitor Trustee" means any Person appointed by the Commission pursuant to Paragraph V. of the Decision and Order in this matter.

         W. "Non-affiliated Cable Broadband ISP Service" means any Cable Broadband ISP Service that is not Affiliated with or Controlled by Respondents.

         X. "Non-affiliated ISP" means any ISP that is not Affiliated with or Controlled by Respondents.

         Y. "Offer" or "Offering" means in any way proffering, including, but not limited to, advertising, promoting, or announcing the current or future availability of service or its price.

         Z. "Person" means any natural person, corporate entity, partnership, association, joint venture, government entity, or trust.

         AA.  "Respondents" means Time Warner and AOL.

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         BB.  "Respondents' Cable Holdings" means each and every Cable Division.

         CC. "Road Runner" means Road Runner LLC, organized in Delaware, with its principal place of business located at 13241 Woodland Park Road, Herndon, Virginia 20171, and any successor thereto.

                                      II.

                          IT IS FURTHER ORDERED that:

         A. Until such time as Respondents have made Available an Affiliated Cable Broadband ISP Service in each Identified Cable Division, and regardless of whether Respondents have consummated the proposed Merger, Respondents shall:

              1. hold Road Runner and all of its businesses separate and apart from AOL and all of its businesses;

              2. operate the businesses of Road Runner independently of the businesses of AOL; and

              3. operate the businesses of AOL independently of the businesses of Road Runner.

         B. In holding Road Runner separate and apart from AOL and in operating the businesses of each separately from the other, Respondents shall take no steps to use, and shall not, in any way directly or indirectly, use Road Runner and its businesses to increase or otherwise advantage AOL and its businesses (as each of Road Runner and AOL is constituted at the time Respondents execute the Consent Agreement), or to use AOL and its businesses to increase or otherwise advantage Road Runner and its businesses; among other things, Respondents shall:

              1. comply with the requirements of Paragraph II.A.1. of the Decision and Order; and

              2.   refrain from:

                   a. engaging in cross-promotional or marketing activities between AOL's services and Road Runner's services;

                   b. Offering or making Available cross links to AOL's services from Road Runner's services or to Road Runner's services from AOL's services;

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                   c.  engaging in joint or cooperative advertising of AOL's
                       services and Road Runner's services;

                   d. Offering or making Available AOL's services on Road Runner's services or Offering or making Available Road Runner's services on AOL's services;

                   e. making references to or about AOL or AOL's services on Road Runner's services or making references to or about Road Runner or its services on AOL's services;

                   f. using lists of Road Runner subscribers or potential subscribers as a means to Offer, promote, advertise, market, or otherwise make references to or about AOL or AOL's services;

                   g. using lists of AOL subscribers or potential subscribers as a means to Offer, promote, advertise, market, or otherwise make references to or about Road Runner or Road Runner's services;

                   h. Offering or making Available formats, designs, and products for use on or with AOL's services that are similar to those of Road Runner;

                   i. Offering or making Available formats, designs, and products for use on or with Road Runner's services that are similar to those of AOL;

                   j. Offering or making Available a look or feel similar to AOL or its services for use on Road Runner's services;

                   k. Offering or making Available a look or feel similar to Road Runner or its services for use on AOL's services;

                   l. taking any steps to transform or transforming Road Runner business into AOL business;

                   m.  causing or permitting Road Runner to hire AOL employees;
                       and

                   n.  causing or permitting AOL to hire Road Runner employees.

                                      III.

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         IT IS FURTHER ORDERED that, any time after Respondents execute the
Consent Agreement, the Commission may appoint a Monitor Trustee to monitor Respondents' compliance with their obligations under this Order to Hold Separate, which Monitor Trustee shall have the necessary rights, duties, and responsibilities as described below:

         A. The Commission shall select the Monitor Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed Monitor Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed Monitor Trustee, Respondents shall be deemed to have consented to the selection of the proposed Monitor Trustee. Within ten (10) days after the appointment of the Monitor Trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission, confers on the Monitor Trustee all the power and authority necessary to permit the Monitor Trustee to monitor Respondents' compliance with the terms of this Order to Hold Separate in a manner consistent with the purposes of this Order to Hold Separate.

         B. The Monitor Trustee shall have the power and authority to monitor Respondent's compliance with the terms of this Order to Hold Separate and shall exercise such power and authority and carry out the duties and responsibilities of the Monitor Trustee in a manner consistent with the purposes of this Order to Hold Separate in consultation with the Commission.

         C. The Monitor Trustee shall have full and complete access to all personnel, books, records, documents and facilities of Respondents related to compliance with this Order to Hold Separate or to any other relevant information, as the Monitor Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Order to Hold Separate. Respondents shall develop such financial or other information as such Monitor Trustee may reasonably request and shall cooperate with the Monitor Trustee. Respondents shall take no action to interfere with or impede the Monitor Trustee's ability to perform his or her responsibilities or to monitor Respondents' compliance with this Order to Hold Separate.

         D. Respondents may require the Monitor Trustee or any of the Persons referred to in Paragraph IV.E. to sign a confidentiality agreement prohibiting the disclosure of any information gained as a result of his or her role as Monitor Trustee to anyone other than the Commission.

         E. The Monitor Trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other

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              representatives and assistants as are reasonably necessary to carry out the Monitor Trustee's duties and responsibilities. The Monitor Trustee shall account for all expenses incurred, including fees for his or her services, subject to the approval of the Commission.

         F. The Monitor Trustee shall serve, without bond or other security, at the cost and expense of Respondents, on reasonable and customary terms commensurate with the Monitor Trustee's experience and responsibilities. Respondents shall indemnify the Monitor Trustee and hold the Monitor Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Monitor Trustee's duties, including all reasonable fees of counsel and other expe nses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Monitor Trustee.

         G. The Monitor Trustee shall have no responsibility or obligation for the operation of Respondents' businesses.

         H. The Monitor Trustee shall serve until such time as Respondents have complied with their obligations pursuant to this Order to Hold Separate.

         I. If the Commission determines that the Monitor Trustee has ceased to act or failed to act diligently, the Commission may appoint a substitute Monitor Trustee who shall have all the rights, duties, powers, authorities, and responsibilities described in this paragraph. The Commission shall select the substitute Monitor Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any proposed substitute Monitor Trustee within ten
              (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed substitute Monitor Trustee, Respondents shall be deemed to have consented to the selection of the proposed substitute Monitor Trustee. Within ten
              (10) days after the appointment of the substitute Monitor Trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission, confers on the substitute Monitor Trustee all the power and authority necessary to permit the substitute Monitor Trustee to monitor Respondents' compliance with the terms of this Order to Hold Separate in a manner consistent with the purposes of this Order to Hold Separate.

         J. The Commission may on its own initiative or at the request of the Monitor Trustee issue such additional orders or directions as may be necessary or

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              appropriate to assure compliance with the requirements of this
              Order to Hold Separate.

         K. The Monitor Trustee shall report in writing to the Commission concerning Respondents' compliance with this Order to Hold Separate thirty days after execution of the trust agreement and every ninety days thereafter until this Order to Hold Separate terminates.

                                      IV.

         IT IS FURTHER ORDERED that Respondents shall, within ten (10) days of the date this Order to Hold Separate is final, circulate to all of Respondents' employees a copy of this Order to Hold Separate and shall post a notice accessible to all employees informing employees of Respondents' obligations pursuant to this Order to Hold Separate.

                                       V.

         IT IS FURTHER ORDERED that Respondents shall notify the Commission at least thirty (30) days prior to any proposed change in the Respondents such as dissolution, assignment, sale resulting in the emergence of a successor corporation or company, or the creation or dissolution of subsidiaries or any other change in the corporation that may affect compliance obligations arising out of this Order to Hold Separate.

                                      VI.

         IT IS FURTHER ORDERED that for the purposes of determining or securing compliance with this Order to Hold Separate, and subject to any legally recognized privilege, and upon written request with reasonable notice to Respondents, Respondents shall permit any duly authorized representatives of the
Commission:

         A. Access, during office hours of Respondents upon reasonable notice and in the presence of counsel, to inspect and copy all books, ledgers, accounts, correspondence, memoranda, and other records and documents in the possession or under the control of Respondents relating to any matters contained in this Order to Hold Separate; and

         B. Upon five (5) business days' notice to Respondents and without restraint or interference from Respondents, to interview officers, directors, or employees of Respondents, who may have counsel present, regarding such matters.

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                                      VII.

         IT IS FURTHER ORDERED that this Order to Hold Separate shall terminate on the earlier of:

         A. The day after the Commission withdraws its acceptance of the Consent Agreement pursuant to the provisions of Commission Rule 2.34, 16 C.F.R. 'SS''SS' 2.34;

         B. The day after Respondents, in accordance with the requirements of Paragraph II. of the Decision and Order, have made Available Affiliated Cable Broadband ISP Service throughout all of the Identified Cable Divisions; provided, however, that Respondents' obligations pursuant to Paragraph III. of this Order to Hold Separate in a particular Cable Division shall terminate on the day after Respondents have made Available Affiliated Cable Broadband ISP Service throughout that Cable Division so long as the termination of Respondents' obligations pursuant to Paragraph III. of this Order to Hold Separate in that Cable Division does not affect, in any way, directly or indirectly, Respondents' compliance with Paragraph III of this Order to Hold Separate throughout the remainder of Respondents' Cable Holdings;

         C. In the event that Respondents abandon their plans to consummate the proposed Merger and so notify the Commission, on the day after the date they withdraw their respective Notification and Report Forms filed pursuant to Section 7A of the Clayton Act, 15
              U.S.C. 'SS' 18a, and the regulations promulgated thereunder, 16 C.F.R. 'SS''SS' 800 et seq. in connection with the proposed Merger; or

         D.   On the date the Decision and Order terminates.

         By the Commission.

                                                  /s/ Donald S. Clark
                                                  -------------------------
                                                  Donald S. Clark
                                                  Secretary

SEAL
ISSUED:  December 14, 2000

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